UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2025

Mercer Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-56575	92-3452469
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1100 Irmscher Blvd, Celina, Ohio		45822
(Address of Principal Executive Offices)		(Zip Code)

(419) 586-5158
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 17, 2025, the Audit Committee of the Board of Directors of Mercer Bancorp, Inc. (the “Company”) resolved to dismiss S.R. Snodgrass, P.C. (“Snodgrass”) as the Company’s independent registered public accounting firm. At the direction of the Audit Committee, management of the Company informed Snodgrass of its dismissal on that date (the “Notice Date”).

Snodgrass’s audit report on the Company’s consolidated financial statements for each of the past two fiscal years ended September 30, 2024 and September 30, 2023 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two most recent fiscal years ended September 30, 2024 and September 30, 2023 and the subsequent interim period from October 1, 2024 through the Notice Date, there were no disagreements with Snodgrass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Snodgrass’s satisfaction, would have caused Snodgrass to make reference to the subject matter of the disagreement in connection with its report.

During the Company’s past two fiscal years ended September 30, 2024 and September 30, 2023 and the subsequent interim period ending on the Notice Date, there were two reportable events as described in Item 304(a)(1)(v) of Regulation S-K. First, subsequent to the period ended December 31, 2023, Snodgrass and management of the Company identified inadvertent errors in the reporting of financial items related to invoiced but unpaid and unaccrued expenses. These items combined were determined to constitute a material weakness in that the internal controls necessary for the Company to develop reliable financial statements did not exist, and therefore management determined that the Company’s internal control over financial reporting, and consequently the Company’s disclosure controls and procedures, were not effective as of December 31, 2023, March 31, 2024, and June 30, 2024. The Company restated its unaudited consolidated financial statements as of and for the three months ended December 31, 2023 in an amendment to the applicable Quarterly Report on Form 10-Q. Subsequently, management implemented controls that it believes remediated this material weakness and strengthened its internal control over financial reporting, including implementing procedures to ensure the monthly collection, payment and accruals of all professional expenses.

Second, as a result of Snodgrass’s audit of the Company’s consolidated financial statements for the fiscal year ended September 30, 2024, Snodgrass and management identified the following two material weaknesses in the Company’s internal control over financial reporting:

•
Allowance for credit losses on loans: The Company did not design and implement controls over the preparation and review of the allowance for credit losses, including the completeness and accuracy of qualitative factors. (Notwithstanding the foregoing, the Company’s identification and review of this material weakness ultimately did not lead to any needed changes in the amount of the Company’s allowance for credit losses on loans.)

•
Accrued expenses review: The Company did not design and implement effective controls over the preparation and review of accrued expenses. This resulted in improper recognition of accruals and inaccurate accrual balances, which were remediated upon identification as part of the preparation of the Company’s audited consolidated financial statements.

Accordingly, management determined that the Company’s internal control over financial reporting, and consequently the Company’s disclosure controls and procedures, were not effective as of September 30, 2024 and December 31, 2024. Subsequently, management implemented controls that it believes remediated these material weaknesses and strengthened its internal control over financial reporting. As of

March 31, 2025, management determined that the Company’s disclosure controls and procedures were effective.

There were no other reportable events under Item 304(a)(1)(v).

Before filing this Current Report on Form 8-K with the SEC, the Company provided Snodgrass with a copy of the disclosures contained in this Item 4.01 and requested that Snodgrass issue a letter, addressed to the SEC, stating whether Snodgrass agrees with the statements contained in this Item 4.01. A copy of Snodgrass’s letter dated June 20, 2025, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 17, 2025 (the “Engagement Date”), the Company engaged Clark, Schaefer, Hackett & Co. (“CSH”) to serve as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2025.  The selection of CSH was approved by the Audit Committee of the Company’s Board of Directors.

During the Company’s two most recent fiscal years ended September 30, 2024 and September 30, 2023 and the subsequent interim period from October 1, 2024 through the Engagement Date, neither the Company nor anyone on its behalf consulted with CSH regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that CSH concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	16.1	Letter of S.R. Snodgrass, P.C. dated June 20, 2025
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCER BANCORP, INC.

Date: June 20, 2025	By:	/s/ Alvin B. Parmiter
Alvin B. Parmiter
President and Chief Executive Officer